OTHER (INCOME) EXPENSES, NET (Details) ₪ in Millions		12 Months Ended
		Dec. 31, 2015 USD ($)		Dec. 31, 2015 ILS (₪)	Dec. 31, 2014 USD ($)		Dec. 31, 2013 USD ($)
OTHER (INCOME) EXPENSES, NET [Abstract]
Adjustment of purchase price of subsidiary sold		$ (101,000)	[1]			[1]	$ 200,000
Impairment of goodwill and intangible assets (2)	[2]	929,000			$ 922,000		$ 4,620,000
Gain on sale of subsidiary (1)	[1]	(951,000)
Other		(145,000)			$ (66,000)		$ (60,000)
Other expenses, net		(268,000)			$ 856,000		$ 4,760,000
Cash received from sale of subsidiary		$ 600,000		₪ 2.3

[1]	On December 31, 2015, the Company sold its entire holding in the subsidiary Mapa Internet Ltd. for a total consideration of NIS 2.3 million (approximately US$ 600,000).Management does not believe that the sale of Mapa internet Ltd represents a strategic shift for the company. As a result, the above transaction has not been reflected in the accompanying consolidated financial statements as discontinued operations
[2]	See Notes 7, 8 and 1N.